UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[ X ]		Definitive Additional Materials
[	]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM INVESTMENTS FUNDS (INVESCO INVESTMENT FUNDS)

AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)Title of each class of securities to which transaction applies:

_______________________________________________________________________

2)Aggregate number of securities to which transaction applies:

_______________________________________________________________________

3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)Proposed maximum aggregate value of transaction:

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5)Total fee paid:

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[	]	Fee paid previously with preliminary materials.
[	]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)Amount Previously Paid:

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2)Form, Schedule or Registration Statement No.:

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3)Filing Party:

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4)Date Filed: ___________________________________________________________

Invesco Emerging Markets Select Equity Fund

Shareholder Name

Address 1

Address 2

Address 3

EXTREMELY IMPORTANT

Reference Number:

Re: Your investment in the Invesco Emerging Markets Select Equity Fund

Dear Valued Shareholder:

We have been trying to contact you regarding a time-sensitive matter pertaining to your investment. This relates to an important initiative that may impact your account.

Please call us toll-free at 1-866-438-4810 between 9:00 a.m. and 11:00 p.m. Eastern time Monday through Friday and 12:00 p.m. to 6:00 p.m. Eastern time Saturday. Kindly respond as soon as possible and be ready to provide the Reference Number listed above.

The call will take only a few moments. No confidential information is required.

Thank you in advance, we appreciate you taking the time to respond.

Invesco Emerging Markets Select Equity Fund

IMPORTANT NOTICE:

Please exercise your right to vote as soon as possible!

Dear Shareholder:

We recently sent you a Joint Proxy Statement concerning an important proposal affecting Invesco Emerging Markets Select Equity Fund (the "Fund"), which will be considered at a Special Meeting of Shareholders on September 22, 2020, at 3:00 p.m. Central Time via virtual meeting. This letter was sent because you held shares in the Fund on the record date and we have not received your vote.

YOUR FUND'S BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL

YOUR VOTE IS VERY IMPORTANT

VOTING NOW HELPS MINIMIZE PROXY COSTS, AVOIDS UNNECESSARY COMMUNICATIONS AND ELIMINATES PHONE CALLS TO SHAREHOLDERS

Please vote using one of the following options:

1. VOTE ONLINE

Log on to the website or scan the QR code shown on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the on-screen instructions.

2. VOTE BY TOUCH-TONE TELEPHONE

Call the automated tollfree number listed on your proxy card. Please have your proxy card in hand to access your control number (located in the shaded box) and follow the recorded instructions. If you would like to vote with a live agent you can call 1-866-438-4810 and provide your control number and the agent will process your vote over the phone. You will receive a confirmation in the mail of your vote within 5 days.

3. VOTE BY MAIL

Complete, sign and date the proxy card and then return it in the enclosed postage paid envelope.

The Joint Proxy Statement sent previously contains important information regarding the proposal that you and other shareholders are being asked to consider. A copy of the Joint Proxy Statement may be viewed or downloaded at the website listed on your proxy card. Please read the materials carefully. If you have any questions regarding the proposal, or need assistance with voting, you may call Computershare

Inc., the Fund's proxy solicitor, toll free at 1-866-438-4810.

Thank you for your prompt attention to this matter. If you have already voted, we appreciate your participation.